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                                                                    Exhibit 10.2


                            STANDARD OFFICE LEASE-GROSS

1.  BASIC LEASE PROVISIONS ("Basic Lease Provisions")

     1.1 Parties: This Lease, dated, for reference purposes only JUNE 11, 1998, is made by and between ASSET GROWTH PARTNERS, LTD. (herein called "Lessor") and PHARSIGHT CORPORATION, INC., (herein called "Lessee").

     1.2 Premises: Suite Number(s) 200 ON THE SECOND floor(s), consisting of approximately 16,000 rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 Building: Commonly described as being located at 800 W. EL CAMINO REAL in the City of MOUNTAIN VIEW County of SANTA CLARA State of CALIFORNIA as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

     1.4: Use: GENERAL OFFICE, RESEARCH & DEVELOPMENT, LABORATORY AND OTHER RELATED LEGAL USES subject to paragraph 6.

     1.5 Term: FIVE YEARS commencing ON THE LATER TO OCCUR OF TENDER OF POSSESSION, OR SEPTEMBER 1, 1998 ("Commencement Date") and ending as defined in paragraph 3.

     1.6 Base Rent: $3.40 PER RENTABLE SQUARE FOOT per month. payable on the FIRST day of each month, per paragraph 4.1.

     1.7 Base Rent Increase: Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 51 below.

     1.8 Rent Paid Upon Execution: FIFTY FOUR THOUSAND FOUR HUNDRED & NO/100 DOLLARS ($54,400.00).

     1.9  Security Deposit: FIFTY FOUR THOUSAND FOUR HUNDRED & NO/100
DOLLARS ($54,400.00). ADDITIONALLY, LESSEE TO PROVIDE LESSOR UPON MUTUAL LEASE EXECUTION A STAND-BY LETTER OF CREDIT OR OTHER INSTRUMENT REASONABLY ACCEPTABLE TO LESSOR IN THE AMOUNT OF ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00). THE BALANCE OF THE LETTER OF CREDIT WOULD BE REDUCED ANNUALLY IN ACCORDANCE WITH A STRAIGHT-LINE AMORTIZATION OVER THE LEASE TERM.

     1.10 Lessee's Share of Operating Expense Increase: 13.64% as defined in paragraph 4.2.

2.  PREMISES, PARKING AND COMMON AREAS.

     2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2 as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2 Vehicle Parking: , and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use UNDERGROUND RESERVED SPACES AND ADDITIONAL SURFACE SPACES NOT TO EXCEED A TOTAL OF 3.4 TOTAL SPACES PER 1,000 SQUARE FEET OF PREMISES in the Office Building Project. THROUGHOUT THE TERM, AND ANY EXTENSIONS THEREOF, LESSEE SHALL HAVE THE RIGHT TO THE NONEXCLUSIVE AND UNRESERVED USE OF NO LESS THAN 54 PARKING SPACES FREE OF CHARGE. HOWEVER, LESSOR RESERVES THE RIGHT TO CHARGE FOR PARKING IN THE EVENT OF A GOVERNMENT IMPOSED PARKING/TRANSIT TAX OR FEE.

     2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.2.2 The monthly parking rate per parking space will be $ --0-- per month at the commencement of the term of this Lease, and is subject to change ONLY PURSUANT TO THE TERMS OF PARAGRAPH 2.2 ABOVE upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

     2.3 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators,

                                                                   Initials ____
                                                                   Initials ____


                                    Page 1

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parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations IN A REASONABLE AND NON-DISCRIMINATORY MANNER. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project. FOLLOWING A WRITTEN REQUEST FROM LESSEE, LESSOR SHALL USE COMMERCIALLY REASONABLE EFFORTS TO ENFORCE THE RULES AND REGULATIONS AGAINST OTHER LESSEES OF THE BUILDING.

     2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape. number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

     (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

     (d)  To add additional buildings and improvements to the Common Areas;

     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

LESSOR'S RIGHT PURSUANT TO THIS SECTION 2.5 SHALL BE SUBJECT TO THE CONDITION THAT EXERCISE OF ANY OF SUCH RIGHTS SHALL NOT UNREASONABLY INTERFERE WITH LESSEE'S USE OF THE PREMISES.

3.  TERM.

     3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice In writing to Lessor cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvement).

     3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, (4) A CERTIFICATE OF OCCUPANCY HAS BEEN ISSUED BY THE APPROPRIATE GOVERNMENTAL AUTHORITY, and (5) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2), (3), AND (4) above of this paragraph 3.2.1.

     3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

   3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

   3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of


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Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

   3.5 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN SECTION 3.2, IF LESSOR HAS NOT DELIVERED POSSESSION BY SEPTEMBER 1, 1998, THEN LESSEE SHALL RECEIVE CREDIT FOR ONE (1) DAY OF FREE RENT FOR EACH SUBSEQUENT DAY, UNTIL SUCH DELIVERY OF POSSESSION.

4.  RENT.

   4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address slated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

     (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

     (b)  "Base Year" is defined as 1999.

     (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

     (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

          (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

             (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

             (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

          (ii)   Trash disposal, janitorial and security services;

          (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

          (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

          (v) The amount of the real property taxes to be paid by Lessor under paragraph 10 1 hereof;

          (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

          (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

          (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

          (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements


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that have a useful life for Federal income tax purposes in excess of five (5)
years unless it is of the type described in paragraph 4.2(d)(viii}, in which case their cost shall be included as above provided.

          (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

          (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

          (h) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE FOLLOWING SHALL NOT BE INCLUDED WITHIN OPERATING EXPENSES:

   LEASING COMMISSIONS, ATTORNEYS' FEES, COSTS, DISBURSEMENTS AND OTHER EXPENSES INCURRED IN CONNECTION WITH NEGOTIATIONS OR DISPUTES WITH LESSEES, OR IN CONNECTION WITH LEASING, RENOVATING, OR IMPROVING SPACE FOR LESSEES OR OTHER OCCUPANTS OR PROSPECTIVE LESSEES OR OTHER OCCUPANTS OF THE BUILDING. THE COST OF ANY SERVICE SOLD TO ANY LESSEE (INCLUDING LESSEE) OR OTHER OCCUPANT FOR WHICH LESSOR IS ENTITLED TO BE REIMBURSED AS AN ADDITIONAL CHARGE OR RENTAL OVER AND ABOVE THE BASIC RENT AND ESCALATIONS PAYABLE UNDER THE LEASE WITH THAT LESSEE.

   ANY DEPRECIATION ON THE BUILDING OR PROPERTY.

   COSTS OF A CAPITAL NATURE, INCLUDING BUT NOT LIMITED TO CAPITAL IMPROVEMENTS AND ALTERATIONS, CAPITAL REPAIRS, CAPITAL EQUIPMENT, AND CAPITAL TOOLS AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

   EXPENSES IN CONNECTION WITH SERVICES OR OTHER BENEFITS OF A TYPE THAT ARE NOT PROVIDED TO LESSEE BUT WHICH ARE PROVIDED ANOTHER LESSEE OR OCCUPANT OF THE BUILDING OR PROPERTY.

   COSTS INCURRED DUE TO LESSOR'S VIOLATION OF ANY TERMS OR CONDITIONS OF THIS LEASE OR ANY OTHER LEASE RELATING TO THE BUILDING OR PROPERTY.

   OVERHEAD PROFIT INCREMENTS PAID TO LESSOR'S SUBSIDIARIES OR AFFILIATES FOR MANAGEMENT OR OTHER SERVICES ON OR TO THE BUILDING OR FOR SUPPLIES OR OTHER MATERIALS TO THE EXTENT THAT THE COST OF THE SERVICES, SUPPLIES, OR MATERIALS EXCEEDS THE COST THAT WOULD HAVE BEEN PAID HAD THE SERVICES, SUPPLIES OR MATERIALS BEEN PROVIDED BY UNAFFILIATED PARTIES ON A COMPETITIVE BASIS.

   ALL INTEREST, LOAN FEES, AN OTHER CARRYING COSTS RELATED TO ANY MORTGAGE OR DEED OF TRUST OR RELATED TO ANY CAPITAL ITEM, AND ALL RENTAL AND OTHER PAYABLE DUE UNDER ANY GROUND OR UNDERLYING LEASE, OR ANY LEASE FOR ANY EQUIPMENT ORDINARILY CONSIDERED TO BE OF A CAPITAL NATURE (EXCEPT JANITORIAL EQUIPMENT WHICH IS NO AFFIXED TO THE BUILDING).

   ANY COMPENSATION PAID TO CLERKS, ATTENDANTS, OR OTHER PERSONS IN COMMERCIAL CONCESSIONS OPERATED BY LESSOR.

   ADVERTISING AND PROMOTIONAL EXPENDITURES.

   COSTS OF REPAIRS AND OTHER WORK OCCASIONED BY FIRE, WINDSTORM, OR OTHER CASUALTY OF AN INSURABLE NATURE.

   ANY COSTS, FINES, OR PENALTIES INCURRED DUE TO VIOLATIONS BY LESSOR OF ANY GOVERNMENTAL RULE OR AUTHORITY, THIS LEASE OR ANY OTHER LEASE IN THE PROPERTY, OR DUE TO LESSOR'S NEGLIGENCE OR WILLFUL MISCONDUCT.

   MANAGEMENT COSTS TO THE EXTEND THEY EXCEED MANAGEMENT COSTS CHARGED FOR SIMILAR FACILITIES IN THE AREA AND IN ANY EVENT, TO THE EXTEND THEY EXCEED 3% OF GROSS RENTAL INCOME.

   COSTS FOR SCULPTURE, PAINTINGS OR OTHER OBJECTS OF ART (NOR INSURANCE THEREON OR EXTRAORDINARY SECURITY IN CONNECTION THEREWITH).

   WAGES, SALARIES OR OTHER COMPENSATION PAID TO ANY EXECUTIVE EMPLOYEES ABOVE THE GRADE OF BUILDING MANAGER.

   THE COST OF CORRECTING ANY BUILDING CODE OR OTHER VIOLATIONS WHICH WERE VIOLATIONS PRIOR TO THE COMMENCEMENT DATE.

   THE COST OF CONTAINING, REMOVING, OR OTHERWISE REMEDIATING ANY CONTAMINATION OF THE PROPERTY (INCLUDING THE UNDERLYING LAND AND GROUND WATER) BY ANY TOXIC OR HAZARDOUS MATERIALS (INCLUDING, WITHOUT


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LIMITATION, ASBESTOS AND "PCB'S") WHERE SUCH CONTAMINATION WAS NOT CAUSED BY
LESSEE.

   ANY OTHER EXPENSE THAT UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICE CONSISTENTLY APPLIED WOULD NOT BE CONSIDERED A NORMAL MAINTENANCE OR OPERATING EXPENSE.

     (i) WITHIN 90 DAYS AFTER RECEIPT OF LESSOR'S STATEMENT SETTING FORTH ACTUAL OPERATING EXPENSES (THE "STATEMENT"). LESSEE SHALL HAVE THE RIGHT TO AUDIT AT LESSOR'S LOCAL OFFICES, AT LESSEE'S EXPENSE, LESSOR'S ACCOUNTS AND RECORDS RELATING TO OPERATING EXPENSES. SUCH AUDIT SHALL BE CONDUCTED BY A CERTIFIED PUBLIC ACCOUNTANT APPROVED BY LESSOR, WHICH APPROVAL SHALL NOT BE UNREASONABLE WITHHELD. IF SUCH AUDIT REVEALS THAT LESSOR HAS OVERCHARGED LESSEE, THE AMOUNT OVERCHARGED SHALL BE PAID TO LESSEE WITHIN 30 DAYS AFTER THE AUDIT IS CONCLUDED, TOGETHER WITH INTEREST THEREON AT THE RATE OF 10% PER ANNUM, FROM THE DATE THE OVERCHARGE WAS PAID BY LESSEE. UNTIL REFUND OF THE OVERCHARGES IS MADE TO LESSEE. IN ADDITION, IF THE STATEMENT EXCEEDS THE ACTUAL OPERATING EXPENSES AND REAL PROPERTY TAXES WHICH SHOULD HAVE BEEN CHARGED TO LESSEE BY MORE THAN 15%, THE COST OF THE AUDIT SHALL BE PAID BY LESSOR.

     4.3  Rent Increase. SEE PARAGRAPH 51.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten
(10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, it any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  USE.

   6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

   6.2  Compliance with Law.

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     (a)  Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

     (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project. NOTWITHSTANDING THE FOREGOING OR ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LESSEE SHALL NOT BE RESPONSIBLE FOR COMPLIANCE WITH ANY LAWS, CODES, ORDINANCES OR OTHER GOVERNMENTAL DIRECTIVES WHERE SUCH COMPLIANCE IS NOT RELATED SPECIFICALLY TO LESSEE'S USE AND OCCUPANCY OF THE PREMISES. FOR EXAMPLE, IF ANY GOVERNMENTAL AUTHORITY SHOULD REQUIRE THE BUILDING OR THE PREMISES TO BE STRUCTURALLY STRENGTHENED AGAINST EARTHQUAKE, OR SHOULD REQUIRE THE REMOVAL OF ASBESTOS FROM THE PREMISES AND SUCH MEASURES ARE IMPOSED AS A GENERAL REQUIREMENT APPLICABLE TO ALL LESSEES RATHER THAN AS A CONDITION TO LESSEE'S SPECIFIC USE OR OCCUPANCY OF THE PREMISES, SUCH WORK SHALL BE PERFORMED BY AND AT THE SOLE COST OF LESSOR.

     6.3  Condition of Premises.

     (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating systems in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

   6.4  LESSEE'S ACCESS.

   LESSEE SHALL HAVE ACCESS TO THE PREMISES 24 HOURS PER DAY, SEVEN DAYS PER
WEEK.

7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 Lessors Obligations. Lessor shall keep the Office Building Project, including the Premises interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings. or to repair or replace any improvements that are not ordinarily a part of the Building or are above the Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense because of Lessor's failure to keep the Premises in good order, condition and repair. NOTWITHSTANDING THE PROVISIONS OF PARAGRAPH 7.1, IF LESSOR FAILS TO TIMELY PERFORM ITS MAINTENANCE AND REPAIR OBLIGATIONS HEREUNDER, AND, AS A CONSEQUENCE, LESSEE'S USE OF THE PREMISES IS SUBSTANTIALLY IMPAIRED, LESSEE SHALL HAVE THE RIGHT TO CAUSE SUCH REPAIR OR MAINTENANCE TO BE PERFORMED AT LESSOR'S EXPENSE AND TO DEDUCT THE COSTS THEREOF, TOGETHER WITH INTEREST THEREON AT THE HIGHEST RATE PERMITTED BY LAW, FROM THE RENT PAYABLE TO LESSOR.

     7.2  Lessee's Obligations.

     (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above the Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

     (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in THE SAME CONDITION RECEIVED IN.

     7.3  Alterations and Additions.

     (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on, or about the Premises or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

     (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

     (e) All alterations, improvements, additions and Utility Installations which may be made to the Premises by Lessee, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations. improvements, additions or Utility Installations.

   7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

   7.5  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN SECTION 7:

     (a) LESSEE SHALL BE ENTITLED TO MAKE ALTERATIONS, ADDITIONS, IMPROVEMENTS AND UTILITY INSTALLATIONS IN OR TO THE PREMISES, WITHOUT THE PRIOR CONSENT OF LESSOR, SO LONG AS EACH OF THE SAME (i) DO NOT EXCEED THE SUM OF $20,000 IN COST AND (ii) DO NOT AFFECT ANY STRUCTURAL OR EXTERIOR PORTIONS OF THE BUILDING OR ADVERSELY AFFECT THE BUILDING ELECTRICAL, PLUMBING OR HVAC SYSTEMS. HOWEVER, LESSEE MUST NOTIFY LESSOR AT LEAST 5 BUSINESS DAYS IN ADVANCE OF COMMENCEMENT OF ANY SUCH WORK.

     (b) LESSEE SHALL NOT BE REQUIRED TO REMOVE AN ALTERATIONS, ADDITIONS, IMPROVEMENTS OR UTILITY INSTALLATIONS FOR WHICH LESSEE HAS OBTAINED LESSOR'S CONSENT, UNLESS LESSOR HAS INDICATED AT THE TIME GRANTING SUCH CONSENT, THAT SUCH REMOVAL WILL BE REQUIRED AT THE END OF THE LEASE TERM.

     (c) LESSEE'S SURRENDER OBLIGATIONS SHALL NOT INCLUDE THE REMOVAL OF ANY OF THE INITIAL TENANT IMPROVEMENTS OR ANY REPAIRS MADE PURSUANT TO LESSEE'S REPAIR OBLIGATIONS HEREUNDER.

8.  INSURANCE; INDEMNITY.

       8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability insurance utilizing an Insurance Services Office standard form, or equivalent, issued by an insurer with a Best's rating of "A- VII" or better, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor and and Lender of Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

   8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

   8.3 Property Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

   8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs
8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies OTHER THAN DEDUCTIBLES ON ANY EARTHQUAKE INSURANCE CARRIED BY LESSOR shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

   8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days prior to the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

   8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees. contractors and/or invitees If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

   8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project. or from the conduct of Lessee's business or from any activity. work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION 8.7:

     (a) LESSEE SHALL NOT BE REQUIRED TO INDEMNIFY, DEFEND, OR HOLD LESSOR HARMLESS FROM OR AGAINST ANY CLAIMS, LIABILITY, LOSS, COST OR EXPENSE ARISING OUT OF (i) THE BREACH BY LESSOR, OR LESSOR'S AGENTS, EMPLOYEES, LICENSEES, INVITEES, OR INDEPENDENT CONTRACTORS (COLLECTIVELY "LESSOR'S AGENTS"), OF ANY COVENANT, REPRESENTATION OR WARRANTY UNDER THIS LEASE, OR (ii) ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR OR LESSOR'S AGENTS.

     (b) LESSOR SHALL PROTECT, DEFEND AND HOLD HARMLESS LESSEE AND LESSEE'S EMPLOYEES, OFFICERS, AGENTS, DIRECTORS AND SHAREHOLDER, AND THE SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING, AGAINST AND FROM ANY AND ALL CLAIMS, DEMANDS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES, (INCLUDING, WITHOUT LIMITATIONS, ATTORNEYS' AND CONSULTANTS' FEES AND THE COSTS AND EXPENSES OF DEFENSE) ARISING OR RESULTING FROM (i) LESSOR OR LESSOR'S AGENTS' BREACH OF ANY COVENANT, REPRESENTATION OR WARRANTY UNDER THIS LEASE, AND (ii) LESSOR OR LESSOR'S AGENTS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE MUTUAL INDEMNITY OBLIGATIONS OF LESSOR AND LESSEE UNDER THIS LEASE SHALL NOT, HOWEVER, RELEASE THE RESPECTIVE INSURERS OF LESSOR AND LESSEE FROM SUCH INSURERS' OBLIGATIONS UNDER ANY POLICIES COVERING THEIR RESPECTIVE INSUREDS.

   8.8 Exemption of Lessor from Liability. EXCEPT IN THE CASE OF LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

   8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.  DAMAGE OR DESTRUCTION.

    9.1  Definitions.

     (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

     (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

     (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

     (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

     (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

     (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees. other than those installed by Lessor at Lessee's expense.

      9.2  Premises Damage; Premises Building Partial Damage.

     (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

     (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

   9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction or (ii) Office Building Project Total Destruction then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  Damage Near End of Term,

     (a)  Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense. repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  Abatement of Rent; Lessee's Remedies.

     (a) In the event any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, OR IF IN THE EVENT THAT ONLY THE PREMISES ARE DAMAGED SUCH THAT LESSEE CANNOT CONTINUE OPERATION OF ITS BUSINESS IN THE PREMISES AND LESSOR IS UNABLE TO SUBSTANTIALLY RESTORE THE PREMISES WITHIN FOUR (4) MONTHS AFTER SUCH OCCURRENCE, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

   9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

   9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES,

   10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

   10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however. pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

   10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax {other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire. street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1,1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

   10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

   11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

   11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

   11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the ACTUAL cost thereof.

   11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

   11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions, provided Lessor uses reasonable and diligent efforts to reinstate.

12. ASSIGNMENT AND SUBLETTING.

   12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner, and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. Prior to any assignment or sublet of the premises or any portion thereof, Lessee shall notify Lessor in writing of the name and address of the proposed assignee or sublessee, and deliver to Lessor financial statements of the proposed assignee or sublessee, a true and complete copy of the proposed assignment agreement(s) or sublease with said notice, and shall promptly provide any other information reasonably requested by Lessor to enable Lessor to evaluate the proposed assignment or sublet. Lessor shall within five (5) business days of the receipt of complete information as required above, elect to do one of the following:

     (1)  consent to such proposed assignment or sublease;

     (2)  refuse such consent which refusal shall be on reasonable grounds; or

     (3) IN THE EVENT LESSEE DESIRES TO ASSIGN OR SUBLEASE MORE THAN 50% OF THE PREMISES, terminate this lease with respect to the portion of the premises which Lessee desires to assign or sublease, in which case rental paid by Lessee to Lessor hereunder shall be reduced in the proportion that the square feet of the premises that Lessee desires to so assign or sublet bears to the total square feet of the premises leased by Lessee hereunder, and thereafter neither party shall have any further obligation or liability to the other with regard to said portion of the premises except for matters which arose prior to termination and except for obligations that exist upon termination. NOTWITHSTANDING THE FOREGOING, LESSEE SHALL HAVE THE RIGHT TO WITHDRAW ITS PROPOSAL TO ASSIGN OR SUBLET THE PREMISES, IN THE EVENT LESSOR NOTIFIES IT THAT IT WILL ELECT TO TERMINATE THIS LEASE UNDER THIS SUBPARAGRAPH (3).

   "Transfer" within the meaning of this paragraph 12 shall NOT INCLUDE A TRANSFER TO ANY ENTITY WHICH ACQUIRES SUBSTANTIALLY ALL OF THE ASSETS OF LESSEE, AS A GOING CONCERN, WITH RESPECT TO THE BUSINESS THAT IS BEING CONDUCTED IN THE PREMISES; NOR SHALL "TRANSFER" INCLUDE THE SALE OF STOCK, OR THE TRANSFER OF THE BENEFICIAL OWNERSHIP OR EFFECTIVE VOTING CONTROL OF LESSEE FROM THE PERSON(s) HAVING EFFECTIVE VOTING CONTROL AS OF THE DATE OF LESSEE'S EXECUTION OF THIS LEASE, WHERE SUCH TRANSFER OCCURS IN CONNECTION WITH ANY BONA FIDE FINANCING OR CAPITALIZATION FOR THE BENEFIT OF LESSEE.

   12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and Conditions Applicable to Assignment and Subletting.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

   12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor, WHICH APPROVAL SHALL NOT BE UNREASONABLY DENIED. Such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three
(3) days after service of said notice of default upon such sub-lessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

   12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

   12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

        12.7 Surplus Rent. To the extent that the aggregate amount of any rental or other payments to be made by the proposed assignee, transferee or sublessee to Tenant exceeds the sum of (i) the aggregate amount of the monthly Base Rent payable by Tenant to Landlord during the term of such sublease, transfer or assignment or the remaining Term of the Lease, whichever expires earlier, (ii) the amount of any commissions payable in connection with such sublease, transfer or assignment, (iii) the cost of any alterations or improvements reasonably requested to be installed in connection with such sublease, transfer or assignment, AND (iv) LESSEE'S REASONABLE ATTORNEY'S FEES, such excess amount shall be amortized ratably over the term of such sublease, transfer or assignment or the remaining Term of the Lease, whichever expires earlier, and one hundred percent (100%) of such amortized portion of such excess amount shall be paid by Tenant to Landlord on the first day of each month during the applicable term.

13. DEFAULT; REMEDIES.

          13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The  abandonment of the Premises by Lessee.

     (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder. as and when due, where such failure shall continue for a period of FIVE (5) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

      (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c). above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 US.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within NINETY (90) days; (iii) the appointment of a trustee or receiver to lake possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease. where possession is not restored to Lessee within NINETY (90) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within NINETY (90) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

     (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

   13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

     (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within FIVE (5) days notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount. nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made ascompensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures. removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE.

       (a) The brokers involved in this transaction are ____________________________as "listing broker" and STEVE LEVERE OF TORY CORPORATE REAL ESTATE ADVISORS as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and
said broker(s), the sum of  $  PER SCHEDULE   for brokerage services rendered
by said broker(s) to Lessor in this transaction. The commission shall be paid 50% upon execution of this Lease and 50% upon the commencement of this Lease. HOWEVER, IN NO EVENT SHALL ANY COMMISSION BE DUE IN THE EVENT LESSEE EXERCISES ITS RIGHT TO TERMINATE UNDER PARAGRAPH 52 OF THIS LEASE.

   (b) Lessor shall have no obligation to pay any additional fee or commission under any of the following circumstances: (i) if Lessee exercises any Option, as defined in paragraph 3.9.1 of this Lease, which is granted to

Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or
(ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest.

   (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

   (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person. firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. ESTOPPEL CERTIFICATE.

(a) Each party (as "responding party") shall at any time upon not less than ten (10) BUSINESS days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

   (b) At the requesting party's option. the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party. (it) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

   (c) If Lessor desires to finance, refinance, or sell the Office Building Project. or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. All notices, demands, requests and other communications required hereunder (a) shall be in writing, (b) shall be deemed to be properly addressed and transmitted if mailed by United States registered or certified mail, with return receipt request, postage prepaid, or by United States Express Mail, or if sent by a national courier service or if personally served, and the same if sent to a party at its address set forth on the signature page hereto. Any notice, demand, request or other communication required hereunder will be deemed delivered (a) upon personal delivery, if personally served, or (b) if mailed or if sent by courier, upon receipt (as reflected in the records of the delivering entity) or upon the addressee's refusal to accept delivery (as reflected in the records of the delivering entity). Any party may designate a change of address by written notice to the other, given at least ten (10) days before such change of address is to be come effective. Absent delivery to a party of the change of address of another party, no party shall be required to inquire as to the continuing correctness of the last address delivered to it for the other party.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee AND LESSOR shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

   (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, PURSUANT TO PARAGRAPH 55 HEREUNDER, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so Iong as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

   (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) BUSINESS days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's
attorney-in-fact.   LESSEE'S OBLIGATIONS PURSUANT TO THIS PARAGRAPH 30(b)
SHALL BE SUBJECT TO THE CONDITION THAT ANY SUCH DOCUMENTS SHALL NOT MATERIALLY INCREASE ANY OBLIGATIONS OR DECREASE ANY RIGHTS OF LESSEE.

31.  ATTORNEYS' FEES.

   31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

   31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

   31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the REASONABLE preparation and service of notice of default TO LESSEE and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS.

   32.1 Lessor and Lessor's agents shall have the right to enter the Premises UPON REASONABLE PRIOR NOTICE for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

   32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

   32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's properly or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall. at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee, under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

   39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other properly of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

   39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

   39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

   39.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity 1or notice thereof to Lessee) and continuing until the obligation is paid, or (iii) In the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c) or paragraph 13.1 (d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1 (b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

       39.5 Exercise Notice. No exercise of any Option right hereunder shall be effective unless the required notice is received by the party to whom it is sent strictly in accordance with the provisions of Paragraph 23 herein. The risk of non-delivery shall be on the sender of the Option notice.

40. SECURITY MEASURES-LESSOR'S RESERVATIONS.

       40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2 Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

      40.3 Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

   41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

   41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any. shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

50. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

-    EXHIBIT A Floor Plan
-    EXHIBIT B Rules & Regulations
-    EXHIBIT C Work Letter

                            ADDITIONAL PARAGRAPHS


51. RENT INCREASES.
Base rent shall increase per the following schedule:
     Months 1-24    $3.40 per rentable square foot
     Months 24-36   $3.46 per rentable square foot
     Months 37-60   $3.55 per rentable square foot

52. IMPROVEMENT ALLOWANCE.
     (a) Lessor shall provide an allowance of $7.25 per square foot to be used for improvements to the Premises only (the "Allowance'); Lessor shall retain any unused portion of the Allowance. The contractors bidding on the construction shall be mutually agreed to by Lessor and Lessee.

     (b) Lessor shall be solely responsible for the cost of demising the Premises and bringing existing improvements into compliance with all applicable local, state and federal regulations and codes, including without limitation, ADA and Title 24. It is Lessor's belief that the improvements are currently in 100% compliance with all applicable codes.

     (c) Lessor shall be solely responsible for the cost of retrofitting the building HVAC, energy management and lighting systems as described in the Executive Summary prepared by Viron Energy Services. Owner will conduct any such work not completed by the Commencement Date after normal building hours.

     (d) Any costs incurred by Lessor pursuant to (b) or (c) above shall not reduce or modify the Allowance.


53. OPTION TO RENEW.

Lessee is granted two (2) options to extend the Term of the Lease Agreement for an additional five (5) years each, herein defined as the "Extension Period". Such extension shall be on the same terms and conditions as provided in the Lease Agreement with the exception of Base Rent. Base Rent for the Extension Period shall be a sum equal to:



     For the Extension Period(s) the Base Rent will be the fair market rental for the Leased Premises as of the date six (6) months prior to expiration of the initial Lease Term or the first Extension Period if so exercised. However, the Base Rent for the Extension Periods shall not be less than the Base Rent as of the expiration of the initial lease Term and the Base year will be adjusted to reflect the year the Extension Period commenced.

     It shall be a condition precedent to the exercise of this option that Tenant shall not be in default under the Lease Agreement at the time of exercise of the option and at the commencement of the extension term. If Lessee elects to exercise this option, Lessee shall exercise said option only by written notice delivered to Lessor at least one hundred eighty (180) days prior the expiration date of the Initial Term or last Extension Period, as applicable but not earlier than three hundred sixty (360) days prior to the expiration of the Initial Term or last Extension Period, as applicable.

     In the event that the option rental is based upon the fair market rental for the Premises, the parties shall thereafter immediately meet and endeavor to agree upon the fair market rental of the Lease Premises. If the parties are unable to agree upon the amount of rental for the Extension Period at least ninety (90) days prior to the commencement of said Extension Period ("Initial Meeting Period"), then the determination of the rental shall be promptly submitted to arbitration. Each party hereto will select, within fifteen (15) days of the expiration of the Initial Meeting Period, referred to above, a licensed real estate agent with at least five years commercial experience in the City in which the Lease Premises are located involving properties similar to the Property under this Lease and said arbitrators shall meet for the purpose of determining the rental for the Extension Period. If one party fails to so select an agent the one agent retained shall set the fair market rental.

     If the two arbitrators do not agree, within thirty (30) days of their selection, they shall select a third arbitrator with the qualifications referred to above, within fifteen (15) days, and if they cannot agree on a third arbitrator, the third arbitrator shall be appointed by the presiding judge of the Superior Court in the County in

                                                                 Initials
                                                                         ------
                                   Page 21                       Initials
                                                                         ------
which the Leased Premises are located. Lessor or Lessee may petition such Court within ten (10) days of the expiration date of the time for the selection of the third arbitrator requesting the earliest possible determination by the Court. The three arbitrators shall determine values within a thirty (30) day period of the appointment of the third arbitrator and if they cannot agree upon a fair market rental the three values shall be added together and the total shall be divided by three. If any value is lower or higher than ten percent (10%) from the middle value such higher or lower value shall be excluded from the calculations and the two remaining values shall be divided by two or if only one value remains, such value shall be the value used. Each party shall pay his own agent and the cost of the third, if necessary, shall be paid equally. The determination shall be signed by both parties and shall thereupon become a part of the lease agreement. If the Base Rent for the Extension Period has not been determined as of the commencement of the Extension Period, Lessee shall pay an estimated Base Rent of One Hundred Ten percent (110%) of the Base Rent due for the last month prior to commencement of the Extension Period. Any deficiency shall be payable by Lessee to Lessor within ten (10) days of the arbitrator's determination of the Base Rent for the Extension Period. Any surplus shall be a credit for Base Rent to become thereafter due.

54. RIGHT OF FIRST OFFER.
Lessee shall have the first right to lease any space becoming available on the first or second floor of the Building during the initial lease term or option periods. Lessor shall notify Lessee in writing describing the space coming available and offering it at the fair market rental rate, to be arrived at by the method described in Paragraph 53 above. Lessee shall have ten (10) business days from receipt in which to deliver their written acceptance of the offer. Failure to respond to the offer within the stated response time shall constitute a rejection of the offer.

55. NON-DISTURBANCE AGREEMENT.
Lessor shall provide non-disturbance agreements from all lenders and ground lessors on the Building prior to the Commencement Date. In addition, Lessor shall provide non-disturbance agreements from all future lenders and ground lessors on the Building as a condition to Lessee's subordination of its leasehold interest to such lenders.

56. SIGNAGE.
Pharsight will receive building directory and monument signage, subject to Lessor's reasonable approval.

                                                                 Initials
                                                                         ------
                                   Page 22                       Initials
                                                                         ------

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR:   LESSEE:


ASSET GROWTH PARTNERS, LTD.                       PHARSIGHT CORPORATION, INC.

BY:  EL CAMINO EQUITY MANAGER, INC.
     GENERAL PARTNER


By  /s/ Thomas J. Rees                       By   /s/  Arthur H. Reidel
    --------------------------------             -------------------------------
    Thomas J. Rees

Its President                                Its  President
                                                 -------------------------------


By                                           By
    --------------------------------             -------------------------------

Its                                              Its
    --------------------------------
    --------------------------------

Date   7/23/98                               Date
    --------------------------------
    --------------------------------

Address for Notices:                         Address for Notices:

        2570 W. El Camino Real Suite 502
                                                 -------------------------------
        Mountain View, CA 94040
    --------------------------------


                                                                 Initials
                                                                         ------
                                   Page 23                       Initials
                                                                         ------

[Exhibit A is a picture depicting a floor schematic of the second floor of the building located at 800 El Camino Real, Mountain View, CA 94040.]

                                    EXHIBIT B

                  RULES AND REGULATIONS FOR STANDARD OFFICE LEASE

                                   GENERAL RULES



     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways walkways and stairways.
     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.
     3. Lessee shall not make or permit any noise or odors that UNREASONABLY annoy or interfere with other lessees or persons handling business within the Office Building Project.
     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.
     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.
     6. Lessee shall not alter any lock or install new or additional locks or bolts without written permission from Lessor.
     7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.
     8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.
     9. Lessee shall not Suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.
     10. Furniture, significant freight, and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.
     11. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.
     12. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.
     13. No window coverings, shades or awnings shall be installed or used by Lessee.
     14. No Lessee, employee or invitee shall go upon the roof of the Building without written permission from Lessor.
     15. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.
     16. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.
     17. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.
     18. The Premises shall not be used for lodging or manufacturing.
     19. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.
     20. Lessor reserves the right to waive any one of these rules or regulations and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.
     21. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.
     22. Lessor reserves the right to make such other reasonable AND NON-DISCRIMINATORY rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                   PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."
     2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded or parked in areas other than those REASONABLY designated by Lessor for such activities.
     3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.
     4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entry that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.
     5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.
     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.
     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.
     8. VALIDATION, IF ESTABLISHED, WILL BE PERMISSIBLE ONLY BY SUCH METHOD OR METHODS AS LESSOR AND/OR ITS LICENSEE MAY ESTABLISH AT RATES GENERALLY APPLICABLE TO VISITOR PARKING.
     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.
     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.
     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.
     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                       FULL SERVICE-GROSS

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                                  EXHIBIT C

                        WORK LETTER TO STANDARD OFFICE LEASE

Dated:              JULY 16, 1998

By and Between:     ASSET GROWTH PARTNERS ("LESSOR") AND PHARSIGHT, INC.
("LESSEE")

The premised shall be constructed in accordance with Lessor's Standard Improvements, as follows:

1. PARTITIONS
Per Exhibit C-1 attached.

2. WALL SURFACES
Per Exhibit C-1 attached.

3. WINDOW COVERINGS
Lessor to repair or replace to match existing as required.

4. FLOORING
Per Exhibit C-1 attached.  Building standard books to be provided by owner.

5. DOORS
Per Exhibit C-1 attached.

6. ELECTRICAL AND TELEPHONE OUTLETS
Two duplex outlets and one mudring with pullstring per new or existing office.

7. CEILING
Per Exhibit C-1 attached.

8. LIGHTING
2x4 and 2x2 Lithonia or comparable magnetic ballast fixtures with 6" paracube lens installed in accordance with Title 24.

9. HEATING AND AIR CONDITIONING DUCTS
One supply and return in each private office and per 250 square feet of common area.

10. PLUMBING
All plumbing is an overstandard item to be specified by Lessee.

11. ENTRANCE DOORS
Per Exhibit C-1 attached.

12. COMPLETION OF IMPROVEMENTS
Lessor shall construct and complete improvements to the Premises in accordance with the plans and specifications prepared by ____________________, dated __________________ consisting of sheets _________ (the Improvements).


13. PREPARATION OF PLANS AND SPECIFICATIONS
Within FIVE (5) days after the date of this Lease lessor shall prepare at its cost and deliver to Lessee for its approval THREE (3) copies of preliminary plans and specifications for the completion of the improvements, which plans and specifications shall itemize the work to be done by each party, including a cost estimate of any work required of Lessor in excess of Lessor's Standard Improvements. Lessee shall approve said preliminary plans and specifications and preliminary cost estimate or specify with particularity its objection thereto within THREE (3) days following receipt thereof. Failure to so approve or disapprove within said period of time shall constitute approval thereof.

14. CONSTRUCTION
If Lessor's costs of constructing the Improvements to the Premises APPROVED BY LESSEE exceeds AN AMOUNT

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EQUAL TO $7.25 PER SQUARE FOOT OF PREMISES, OR
$116,000.00, Lessee shall pay to Lessor in cash before the commencement of such construction a sum equal to such excess. If the plans and specifications are approved by Lessor and Lessee, and Lessee pays Lessor for such excess, then Lessor shall, at its sole cost and expense, construct the Improvements in accordance with said approved final plans and specifications and all applicable rules, regulations, laws or ordinances.

15. COMPLETION
     15.1 Lessor shall obtain a building permit to construct the Improvements as soon as possible.
     15.2 Lessor shall complete the construction of the Improvements as soon as reasonably possible after the obtaining of necessary building permits.
     15.3 The term "Completion" as used in the Work Letter, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of the Improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition, or if no permit is obtained for the Improvements, the date that Lessee is able to move in its furniture and equipment and conduct business on the Premises.
     15.4 Lessor shall use its best efforts to achieve Completion of the Improvements on or before the Commencement Date set forth in Paragraph 1.5 of the Basic Lease Provisions.
     15.5 In the event that the Improvements or any portion thereof have not reached Completion by the Commencement Date, this Lease shall not be invalid, but rather Lessor shall complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatsoever.
     15.6 If Lessor shall be delayed at any time in the progress of the construction of the Improvements or any portion thereof by extra work, changes in construction ordered by Lessee, or by strikes, lockouts, fire, delay in transportation, unavoidable casualties, rain or weather conditions, governmental procedures or delay or by any other cause beyond Lessor's control, the Commencement date established in paragraph 1.5 of the Lease shall be extended by the period of such delay.

16. TERM
Upon Completion of the Improvements as defined in paragraph 15.3 above, Lessor and Lessee shall execute an amendment to the Lease setting forth the date of Tender of Possession as defined in paragraph 3.2.1 of the Lease of actual taking possession, whichever first occurs, as the Commencement date of this Lease.

17. WORK DONE BY LESSEE
Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner with good and sufficient materials. All work shall be done only by contractors approved by Lessor, it being understood that all plumbing, mechanical, electrical wiring and ceiling work are to be done only by contractors designated by Lessor.

18. TAKING OF POSSESSION OF PREMISES
Lessor shall notify Lessee of the Estimated Completion Date at least ten (10) days before said date. Lessee shall thereafter have the right to enter the Premises to commence construction of any Improvements Lessee is to construct and to equip and fixturize the Premises, as long as such entry does not interfere with Lessor's work. Lessee shall take possession of the Premises upon the tender thereof as provided in paragraph 3.2.1 of the Lease to which this Work Letter is attached. Any entry by Lessee of the Premises under this paragraph shall be under all of the terms and provisions of the Lease to which this Work Letter is attached.

19. ACCEPTANCE OF PREMISES
Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten
(10) days following Tender of Possession as set forth in paragraph 3.2.1 of the Lease to which this Work Letter is attached. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.

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

                                 EXHIBIT C-1

01045     CUTTING AND PATCHING

DESCRIPTION: Contractor will be responsible for inspection of the existing condition an all cutting, fitting and patching required to complete the work or to:
     Make its several parts fit together properly.
     Uncover portions of the work to provide for installation of ill-timed work. Remove and replace defective work.
     Remove and replace work not conforming to requirements of Contract
          Documents.
     Remove samples of installed work as specified for testing.
     Provide routine penetrations of non-structural surfaces for installation of piping and electrical conduit.

-METHODS: Inspect existing conditions of the project, including elements subject to damage or to movement during cutting and patching. Execute cutting and demolition by methods which will prevent damage to other work and will provide proper surfaces to receive installation of repairs. Refinish entire surfaces as necessary to provide an even finish to match adjacent finishes.

01300     SUBMITTALS

DESCRIPTION: Contractor will be required to review submittals for compliance with Contract Documents prior to submission. Submittals will be required for finish materials, color selection, fabricated items, equipment and administrative procedures such as certificates, inspections, etc., as follows:
     Shop Drawings:  One sepia transparency and three prints.
     Product Data:  Number contractor requires to be returned plus two.
     Samples:  Will vary usually two of sufficient size to represent color, texture, utility or other qualities.
     Maintenance Data:  Two copies for inclusion in Owner's Maintenance
          Manual for finish materials, equipment, etc., that will be maintained by Owner.
     Certificates, Test Reports, etc.: Number contractor requires plus three.

01410     TESTING LABORATORY SERVICES

DESCRIPTION: Contractor will be required to arrange for all test and inspections that are required by law, ordinances, rules and regulations, order of approval of governing authorities. Owner will employ and pay for the services of an Independent testing Laboratory to perform testing that will be specified for items such as Structural Bracing, etc.

01500     TEMPORARY FACILITIES AND CONTROLS

DESCRIPTION: Contractor shall provide connections to existing facilities, sized to provide service required for power, lighting and water. Arrange with local telephone service company and Owner to provide direct-line telephone service at construction site if required for use of personnel and employees. Pay all costs for installation, maintenance and removal and service charges. Existing sanitary facilities may be used during construction period by arrangement with and on approval of Owner. Completely remove temporary materials and equipment when no longer needed and restore existing facilities to original condition.

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01600     MATERIALS AND EQUIPMENT

DESCRIPTION: Contractor will be required to comply with specified or otherwise approved make, type, quality, etc., and to manufacture and assemble in accordance with the best engineering and shop practices.
     Handling: Arrange deliveries in accordance with construction schedule; deliver materials and equipment in undamaged condition, suitably packaged and identified.
     Storage and Protection: Store properly until installed, protect from damage after installation.


01631     SUBSTITUTIONS AND PRODUCT OPTIONS

DESCRIPTION: Within 30 days of contract date, contractor will be required to submit list of major products to be used. Architect will consider substitutions for specified projects in accordance with the following options, if submitted in writing:
     Products Specified in the Contract Documents by Reference Standard Only:
          Select any product meeting that standard.
     Products Specified in Contract Documents by naming Several Products or manufacturers: Select any named manufacturer of product that complies with the specifications.
     Products Specified in the Contract Documents by Naming One or More
          Manufacturer of Products and "Or Equal": Submit request for substitution if proposed product or manufacturer is other than those specifically named.
     Products Specified in the Contract Documents by Naming Only One Product and
          Manufacturer: There are no options.

01700     CONTRACT CLOSEOUT

DESCRIPTION: When the Contractor considers the work substantially complete, he shall submit to the Owner a written notice that the work has been completed in accordance with the Contract Documents and a list of items to be completed or corrected. Within a reasonable time after receipt of the notice, Owner and Architect will make a inspection to determine the status of completion.

     Contractor will be required to obtain and process all required certificate and notices, arrange for all final inspections, and submit final adjustment of accounts prior to final payment. For a period of one year from the date of Final Acceptance, the Contractor will be required to provide supervisor, labor transportation and materials for investigation and correction of failures of deficiencies in the Work.

01710     CLEANING

DESCRIPTION: Contractor will be required to keep the Work, site and adjacent properties free from accumulation of trash and debris resulting from construction operations, and to periodically dispose of trash and debris at a legal disposal area away from the site. Immediately prior to final acceptance. Contractor will be required to clean the work, including removal of all stains and other foreign materials from exposed surfaces, and washing and polishing of glass and mirrors.

01720     PROJECT RECORD DOCUMENTS

DESCRIPTION: Contractor will be required to maintain project record documents, recording information as construction progresses. Prior to final acceptance, the Contractor will be required to transfer information to sepia transparencies and submit to the Architect.

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DRAWINGS:  Legibly mark to record actual construction:
     Location of internal utilities and appurtenances concealed in the construction, including mechanical and electrical systems installed above furred ceilings, referred to visible and accessible features of the structure.
     Filed changes by Field Order or by Change Order.
     Changes made by Filed Order or by Change Order.
     Details not on original contract drawings.

SPECIFICATIONS:  Legibly mark each section to record:
     Addenda.
     Manufacturer, trade name, catalog number, and supplier of each product and item of equipment actually installed.
     Changes made by Field Order or by Change Order.

06410     CASEWORK

GENERAL: Provide base and upper plastic laminated faced cabinets, adjustable shelves, work surfaces, and storage cabinets as shown on drawings.

MATERIALS:
     CASEWORK:
          Plastic Laminate: WIC Custom Grade, Flush overlay construction, plastic laminate veneer as manufactured by Wilsonart, Exxon Chemical (Novamar), LaminArt, or equal.

               Grades:  As recommended by manufacturer for each application and in accordance with Reference Standards.
               Colors and Finish: As indicated on schedule and drawings. Painted Finish: WIC Custom Grade, flush overlay construction, opaque finish unless otherwise shown.
               Exposed surfaces of casework scheduled for opaque finish:
                    a)   Face Veneer:  White Birch, rotary sliced, "Sound
               Grade."
                    b)   Solid Stock White Birch, plain-sawn.
               Semi-exposed and concealed surfaces: Any species allowed by specified Grade or finish system, except that shelf edges exposed when doors are open shall be edged with close-grain hardwood.

     COUNTERTOPS: Plastic laminate conforming to WIC Custom Grade. Minimum 3/4 inch thick hardwood plywood core.

     CASEWORK HARDWARE IS AS FOLLOWS:
          Hinges:
               Grass Self Closing No. 1200 overlay at end panels.
               Grass Self Closing No 1201 at intermediate stiles.
               Finish:  Polished chrome.
          PULLS:  Stanley #4433-1/2.
               Finish:  Polished chrome.
          SHELVING STANDARDS: Knape & Vogt No. 255 No. 239 support. Polished chrome.

          DRAWER SLIDES:
               File Drawers:  Full extension, roller side guides:  No. 100 pound capacity; positive out stop: Accuride #3017, Grant No. 527, KV No. 1429.
               TYPICAL DRAWERS.  Full extension guides; roller side guides:
                    75 pound capacity; positive out stop; Accuride No. 3800, Grass No. V503, KV No. 8300.

INSTALLATION
     Set and secure casework in place rigid, plumb and level in accordance with
          WIC Section 26.
     Use purpose designed fixture attachments at concealed location for wall mounted components.
     Carefully scribe casework which is against other building materials, leaving gaps of 1/32 inch maximum. Do not use additional overlay trim for this purpose.
     Secure cabinet and counter bases to floor using appropriate angles and anchorages.
     Counter-sink anchorage devices at exposed locations used to wall-mount components, and conceal with solid plugs of hardwood with finish to match surround. Finish flush with surrounding surfaces.

     DIVISION 7:  THERMAL AND MOISTURE PROTECTION

07200     INSULATION

1.   GENERAL:  Provide Acoustical Insulation as shown on drawings.
                    Provide Insulation in root/ceiling spaces as shown on drawings.
               Provide Insulation in exterior walls between studs as shown on drawings.

MATERIALS:
          MANUFACTURER:  Acceptable manufacturers:
               United Stated Gypsum Company (USG).
               Manville.
               Owens Corning Fiberglass.

          MATERIALS:
               SOUND ATTENUATION INSULATION:  Paperless, semi-rigid spun mineral fiber mat, 2-1/2 inch thick: United States Gypsum. "Thermafiber Sound Attenuation Blankets."
               BLANKET INSULATION:  Glass fiber manufactured by Owens Corning or
                    Manville or Mineral Wool Manufactured by U.S. gypsum conforming to Federal Specifications HH-I-521F. All insulation materials must be certified to meet the requirements of Sec. 2-5311 (a) and installed to meet the requirements of Section 2-5311(b) of the BUILDING ENERGY EFFICIENCY STANDARDS. 1986 edition as published by the California Energy Commission.

          ACCESSORY MATERIALS:  Miscellaneous Fastenings, Accessories:
               As acceptable to insulation manufacturer.

          INSTALLATION:
               Install insulation in accordance with manufacturer's
                    recommendations, securely anchored, complete with all required fastenings and accessories.
                    Vapor barrier: Orient to warm side of areas to be insulated.
                    Joints: Butt tightly to form a continuous insulated layer free of voids or open space.

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                                   Page 30                       Initials
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

                    Do not install insulation until building is sufficiently
                         enclosed or protected against absorption of moisture by the insulation, and do not install insulation unless supporting framing and surrounding construction is thoroughly dry.


07900     SEALANTS

GENERAL:  Seal exterior and interior joints to provide acoustical integrity.

MATERIALS:

          ACOUSTICAL TAPE: Type and size required as a detailed, performed PVC foam tape, adhesive backed, "Norseal V730", Norton Specialty Plastics Division. Use at acoustical partitions. Locate between ceiling and top of partition, under floor runners, and as detailed.


          ACOUSTICAL SEALANT PADS: Resilient pads, composed of polybutene-butyl and inert fillers, "Lowry Outlet Box Pads", Harry A. Lowry & Associates, Van Nuys, California 91406, or approved equal. Use at acoustical partitions to seal edges of gypsum wallboard not being taped and as detailed.


          NEOPRENE GASKETS: ASTM D2000, grade BC610; dense neoprene rubber, 60 duro-meter, 1000 psi tensile strength; 1/8 inch thick; Williams Products, Inc. Series 1200 dense Neoprene rubber or equal product substituted under provisions of section 01631.


DIVISION 8:  DOORS, WINDOWS AND GLASS

08100     STEEL DOORS AND FRAMES

GENERAL:

          U.L. LABEL: Where the Underwriters Laboratories, Inc. labeled openings are called for on the door schedule, doors and frames shall be constructed in accordance with the U.L. procedure issued to the manufacturer and shall bear the designated U.L. labels.

MATERIALS:

          DOORS: Ceco Corporation, Regent doors fabricated from 2-18 gauge steel sheets with flush seamless face sheets and honeycomb core. The top and bottom of the doors shall be closed flush by 16 gauge channels.

          FRAMES:  Ceco Corporation 16 gauge steel hot-dipped galvanized frames.
               SF (Standard Frame) Series: For concrete and masonry wall applications.

               DWS or DWC Series:  For drywall frame construction.  Frames shall be knocked-down field assembled type designed specifically for installation after drywall partitions are erected.

               Glazing Provisions:  Window frames shall be provided with glazing pockets prepared to receive glazing and shall include steel glazing beads.

EXECUTION:

          Doors and frames shall be installed and erected plumb and in true alignment. Frames shall be rigid and securely in place. Clearances at top and sides of doors shall be not less than 1/16" and not more than 1/8".

          CLEAN-UP:  Clean up all debris resulting from the operation.


08200     WOOD DOORS

GENERAL:

          SUBMITTALS:  In accordance with Section 01300

               For Review:

                    Manufacturer's Literature of all products.

                    Shop Drawings:  Submit schedule of doors, using the same
                         reference numbers for openings as those on the contract drawings, indicating the core type, veneer grade, site, location, and extent of hardware blocking, and other pertinent data.

          FOR INFORMATION AND RECORD:

               Warranty:  Submit written agreement on door manufacturer's standard form signed by Manufacturer, Installer and Contractor, agreeing to repair or replace defective doors which have warped (bow, cup or twist) or which show telegraphing of core construction below in lace veneers, or do not conform to tolerance limitations of W.I.C.

               Warranty shall be in effect for the life of the door.

MATERIALS

          TYPE: Wood doors shall be flush panel, solid core and manufactured to the standard of "Custom Grade" as defined in the manual of Millwork of the Woodwork Institute of California (W.I.C.).

          FLUSH PANEL DOORS:

               Core construction particle board.

               Veneer for opaque finish, any W.I.C. custom grade, closed grain, hardwood at mill option.

EXECUTION

          SEALING: Insure that top and bottom edges of doors are sealed when they arrive at the job site.

          INSTALLATION:  Wood doors and finish hardware installed under section
               06200 Finish Carpentry.

08710     FINISH HARDWARE

GENERAL:  Finish Hardware within tenant suite.

MATERIALS:

          FINISH HARDWARE SCHEDULE: all finishes to match existing building hardware U.O.N.

          HARDWARE GROUPS:  To Be Determined

08800     GLASS AND GLAZING

GENERAL:  Full Height Glass Partitions.

MATERIALS:

          CLEAR GLASS:  Conforming to Reference Standards FS-DD-G-451, Type 1,
               Class 1, Quality q3, thickness and shown on drawings, tempered where shown on drawings, PPG "Clear Glass".

          SILICON GLAZING SEALANT:  One-part, gun-grade, General Electric
               "Silglaze" or equal.

               Color:  Black

          GLAZING GASKETS: types and sizes as required, performed, premoulded corners, as manufactured by F.H. Moloney, D.S. Brown, Kirkhill Rubber, or equal.

               Full-Density EPDM:  Conforming to NAAMM Standard SG-1, 60-70
                    Shore A hardness, 25% compression set.

               Closed-cell Neoprene:  Capable of 24% - 40% compression.

          GLAZING BLOCKS, SHIMS:  Neoprene, 70-9- Shore A hardness.

         GLAZING TAPES: Types and sizes as required, 100% solids, Polyisobutylene-butyl, preformed sealant tape, as manufactured by Tremco, Pocora, or equal, black.

          GLASS CUTTING: Cut all glass to proper size in accordance with details, Reference Standards, and manufacturer's recommendations for technique, tolerances, edge bit, clearance, and climatic conditions.

          EDGE TREATMENT: Edge treatment at butt-joint glazing will be flat ground with 1/16" ground 45 degree seam and polished unless otherwise shown on drawings.

          DIMENSIONAL TOLERANCES: Glass shall comply with Reference Standard except for the following:

               Edge bow in open or closed joint butt-glazed situation shall not cause misalignment of adjacent panels in excess of 1/8".

               Width of joint dimension shall not vary within any butt-joint by more than 1/16".

               Width of joint dimension shall not vary from nominal dimension by more than 1/16".

          TEMPERING: All tempered glass shall be horizontally tempered and waves shall be horizontal.


DIVISION 9:  FINISHES

09110     METAL SUPPORT SYSTEMS

GENERAL:  Interior walls, partitions and ceilings.

MATERIALS:

          METAL STUDS: Standard (25) gage, sizes as shown on Drawings, punched steel type, Milcor "Drywall Steel Studs", unless otherwise noted.

               Steel:  ASTM C-645, galvanized.

               Track and Bridging:  Standard (25) gage, unpunched type as standard with manufacturer of metal studs.

               Use at non-bearing partitions as detailed.


          METAL STUDS: heavy (20) gage, sizes as shown on the Drawings, punched steel type, USG "Type CWS", unless noted otherwise.

               Steel:  ASTM C-645, galvanized.

               Track and Bridging:  Type CWR, 20 gage, unpunched type as
                    standard with manufacturer of metal studs.

               Use at non-bearing partitions as detailed.

          TOP TRACK: Partition Specialties, Inc. "Tapeable Top Track" or approved equal.

          GYPSUM BOARD CEILING SUSPENSION SYSTEM:  Direct suspension, United
               States Gypsum, or equal.

               Main Beam:  1/-1/2" cold rolled, 16 gage, galvanized for exterior softits.

               Furning Channel:  7/8" roll formed, 26 gage-shaped channel, galvanized.

               Miscellaneous Moldings, Clips, fasteners, Hanger Wire, etc.:  As recommended by manufacturer and approved by governing authorities.

          CHANNELS: 16 gage galvanized cold-rolled steel channels, sizes shown, Milcor "Cold-Rolled Channel," or approved equal.

               Deflection Channel at Partition Heads:  1-3/4" flanges.

               Bridging:  Sized to fit stud cells.

          FURRING CHANNELS:  Standard 25 gage galvanized steel, Milcor "Drywall
               Furring Channel", or approved equal.


          HANGER AND TILE WIRE:  galvanized steel wire conforming to federal
               Standard QQ-W-461, finish 5, class 1, soft temper.

               Hanger Wire:  10 gage

               Diagonal Bracing Wire:  16 gage

               Double-Strand Tie Wire:  18 gage

EXECUTION

          Comply with the requirements of ASTM C 754 for installation of framing to receive gypsum wallboard.

          Full Height Partitions: Secure top and bottom runners at 24 inch centers. Align to configuration required.

          Install studs vertically at 24 inch centers and not more than 2 inches from abutting construction, each side of openings, and at corners.

          Fit runners under and above openings secure intermediate studs at spacing of wall studs.

09250     GYPSUM WALLBOARD SYSTEMS

GENERAL:  Interior walls, partition and ceilings.

MATERIALS

          GYPSUM BOARD:  Paper-faced, type "SW" edges, ASTM C36, USG "Sheetrock
               Firecode" (type "x") at non-fire-rated and fire-rated construction.

          MISCELLANEOUS ACCESSORIES:

               Expansion Joint:  USG #093.

               Corner Bead:  Metal reinforced paper, Beadex manufacturing Co.,
                    "Paper Bead".

               Metal Trim:  USG #200B.

               Column Furring Clips:  Parker Devices Inc., "PDI Single Step
                    Clips," or approval equal.

               Miscellaneous Clips, Screed, and Fastenings:  As recommended by manufacturer of gypsum board and as approved by governing authorities.

               Caulk:  Acrylic Latex type.

09510     ACOUSTICAL CEILING SYSTEM

DESCRIPTION:  Provide new Suspended acoustical tile system as shown on drawings.

MATERIALS:

          EXPOSED SUSPENSION SYSTEM: Direct suspension, double web T-bulb steel construction; Donn Corporation "Supraline Grid".


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

               Size of Panel:  2 x 4

               Perimeter Trim:  Shadow Molding.

               Finish:  Manufacturer's standard white enamel finish, with white painted recess.

          ACOUSTICAL PANELS:  Mineral fiberboard lay-in panels.  Armstrong
               "Second Look IV Supraline Score", No. 2767B, Tapered edge, compatible with Donn ceiling system.

               Size:  24 inches x 48 inches x 3/4 inch.

               Flame Spread:  UL labeled, 25 or under.

               Noise reduction Coefficient:  .50-.60.

               Color:  White

          PLENURN BARRIER:  Lead Sheet, 1/64" thickness, 1 pound per sq. ft.
               weight, Acoustilead "Sound barrier".

09650     RESILIENT FLOORING

GENERAL:  Flooring as indicated on drawings.

MATERIALS:

          RESILIENT STRAIGHT BASE:  Burke Rubber, 1/8" thickness, 2 1/2 high,
               "Covered Base" at hard surfaces, "Carpet Base" at carpet areas.

          RESILIENT TILE: Vinyl Composition, FS SS-T-312, Type IV, 12 x 12 inch, 1/8" gage. Armstrong Excelon, Imperial texture or approved equal.

          CARPET REDUCER STRIP: Mercer Plastics, "Royal Custom Edge #1" color as shown on drawings.

EXECUTION:

          Mix tiles from containers to ensure share variations are consistent.

          Clean, seal and wax floor and base surface in accordance with manufacturer's instructions.

09680     CARPET

GENERAL: Flooring as indicated on drawings. Manufacturer as listed on the drawings or substitutions under provisions of section 01631.

FOR REVIEW:

               Seaming diagram indicating carpet configuration in a manner to show proper seams and pattern match.

               Submit (2) samples of each type of carpet for Architect's
                    approval.  9" x9" minimum.

          FOR INFORMATION AND RECORDS:

               Warranty:  submit a written warranty including, but not limited to:

                    10 year wear warranty (including manufacturing defects such as edge ravel and delamination)

                    Static Warranty

                    Tip Shear Warranty

MATERIALS:

          Carpets as specified on the drawings.


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

          Provide 5% overage plus 110 additional square yards of each carpet type for the owner's future use.


          ACCESSORY MATERIALS

               Sub-floor filler:  Cementitions type recommended by carpet manufacturer.

               Primer and adhesives:  Types recommended by carpet manufacturer to suit application and expected service.

               Edge strips:

                    Carpet to resilient and resinous floorings; rubber
                         tile/carpet joiner, Roppe Stock number 50; color #100 "Black."

                    Carpet to ceramic tile:  Rubber tile/carpet joiner Roppe
                         Stock number 56; color #100 "Black".

               Carpet Pad:  Fairmont Dubl-Bac DB 1416.5/32" double stick pad.

               Substitutions under provisions of Section 01631.

INSTALLATION:

          Apply carpet and adhesive in accordance with manufacturers instructions.

          Check matching of carpet before cutting and ensure there is no visible variation between dye lots.

          Install carpet in configurations and colors indicated on drawings.
               Cut carpet, where required, in manner to allow proper seams and pattern match. Ensure cuts are straight, true and unfrayed. No pieces less than 24 inches wide will be permitted.

          Where possible and practical, locate seams in areas of least amount of traffic.

          Apply adhesive to edges of carpet at seams and join in manner so as not to detract from the appearance of the carpet installation and decrease its life expectancy. Ensure seams are straight, not overlapped or peaked and free of gaps.

          Spread adhesive in quantity recommended by manufacturer after primer application to ensure proper adhesive over full area of installation. Apply only enough adhesive to permit proper adhesion of carpet before initial set.

          Lay carpet on floors with the run of the pile in same direction of anticipated traffic.

          Do not change run of pile in any one room or from one room to next where continuous through a wall opening.

          Cut and fit carpet neatly around projection through floor and to walls and other vertical surfaces.

          Fit carpet snugly to walls or other vertical surfaces, leaving no gaps.

          Entire carpet installation is to be laid tight and flat to subfloor, well fastened at edges, and present a uniform pleasing appearance. Ensure monolithic color, pattern and texture match within any one area.

          Install edging strips where carpet terminates at other floor coverings. Use full length pieces only. Butt tight to vertical surfaces. Where splicing cannot be avoided butt ends tight and flush.

          Clean and vacuum all debris resulting from this work.

09900     PAINTING

GENERAL

          PRIMING: All Millwork items and finish carpentry items (except materials remaining natural) shall be primed immediately upon arrival on job.

          SUBSTITUTIONS:  These specifications set quality standards.  Kelley-
               Moore Products have been used to give a basis for specifications. In addition, painting material may be first line products of Pratt and Lambert, Sherwin-Williams, National Lead, Sinclair, and W.P. Fuller, providing the


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

               manufacturer submits a list of substituted items as they relate to the specified items. Other manufacturers will be required to submit technical data to the Architect for approval no later than 35 days after award of contract.

          SCOPE: It is the intent that work under this section of the specifications shall include the finishing of all surfaces normally requiring a paint finish. Interior partitions, trims, gypsum board ceilings, and all other items that are not factory-finished and shop primed.

          INSPECTIONS: Notify the Architect 24 hours prior to the time each coat of finish is to be applied. Failure to so notify will cause the work in question to be recoated or rejected. Obtain Architect's approval of surface or finish prior to application of each succeeding coat of finish.

          COLOR SELECTION: The Architect will furnish to Contractor a complete color schedule of paint colors for the project prior to commencement of the painting operation. Color to be approved in writing by the Architect prior to commencement of painting. Colors will be chosen from the paint manufacturer's total range of color mixes. The Contractor shall provide all requested color information and samples required by the Architect for color selection, including test samples of approved colors on the building.

MATERIALS

PAINT SCHEDULE:  Finish surfaces in accordance with the following schedule and as further shown on the drawings. Material shown is Kelly Moore unless shown otherwise.

               INTERIOR GYPSUM BOARD
               1st Coat: 970 Wall Sealer
               2nd Coat: 555 acrylic flat wall paint

               INTERIOR METAL DOORS AND FRAMES AND ALL EXPOSED FERROUS METALS 1st Coat: (touch up only if already primed) 1777 rust inhibiting primer
               2nd Coat: 1625 Alkyd Eggshell enamel
               3rd Coat: (for doors and frames) 1625 Alkyd Eggshell enamel

               INTERIOR GALVANIZED METAL
               Each treatment:Yosemite Galvan Prime
               1st Coat  (touch up only if already primed) 1722 Galvanized iron primer
               2nd Coat: 1625 Eggshell enamel

EXECUTION
          The workmanship shall be of the very best quality. All materials shall be applied under adequate illumination, evenly spread, and smoothly flowed on without runs or sags. Cut paint sharply to lines. Only skilled mechanics shall be employed. Regardless of number of coats specified the paint shall completely cover material surface to Architect's satisfaction.

          CLEAN-UP: After all work has been completed, the Contractor shall clean up all debris resulting from his work and shall clean all paint from all surfaces adjacent to his work, and leave the premises in perfect condition, subject to acceptance by the Owner. Remedy all work that is defective or defaced from any cause, as directed by the Architect.


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

                            FIRST AMENDMENT TO THE LEASE

                         DATED JUNE 11, 1998 BY AND BETWEEN
                        ASSET GROWTH PARTNERS, LTD AS LESSOR
                        AND PHARSIGHT CORPORATION AS LESSEE





This amendment, executed pursuant to Paragraph 3.4 of the Lease, shall establish the following:

1) Lessor and Lessee agree that the Rent Commencement Date under the lease is September 26, 1998.

2)   The Expiration Date shall be September 25, 2003.





LESSOR:                                 LESSEE:

ASSET GROWTH PARTNERS, LTD.             PHARSIGHT CORPORATION
A CALIFORNIA LIMITED PARTNERSHIP        A CALIFORNIA CORPORATION

BY:  REES PROPERTIES, INC.
     GENERAL PARTNER


   /s/ Thomas J. Rees                      /s/ Robin A. Kehoe
-----------------------------------     -----------------------------------
Thomas J. Rees                          By:  Robin A. Kehoe
President                               Its: Chief Financial Officer

Date:  11/24/98                         Date: November 19, 1998
     ----------------------------            ----------------------------


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

                           SECOND AMENDMENT TO THE LEASE

                         DATED JUNE 11, 1998 BY AND BETWEEN
                        ASSET GROWTH PARTNERS, LTD AS LESSOR
                        AND PHARSIGHT CORPORATION AS LESSEE



This amendment dated December 10, 1999, shall amend the lease as follows:

1. As of January 1, 2000, the Premises shall be revised to include Suite 280, measuring 5,160 rentable square feet and shown on the attached Exhibit A.

2.   Rent for Suite 280 shall be per the following schedule:

     January 1, 2000 - September 25, 2000    $20,124.00 ($3.90 per square foot)
     September 26, 2000 - September 25, 2001 $20,485.20 ($3.97 per square foot)
     September 26, 2001 - September 25, 2003 $21,001.20 ($4.07 per square foot)

3. As of the Suite 240 Commencement Date (as defined below), the Premises shall be revised to include Suite 240, measuring 10,840 rentable square feet and shown on the attached Exhibit A. Suite 240 is currently occupied by Blue Pumpkin Software, who is expected to vacate the Premises on or about January 31, 2000. The Suite 240 Commencement Date shall be ten (10) calendar days after the space is vacated, which date shall be confirmed by Lessor in writing to Lessee.

4.   Rent for Suite 240 shall be per the following schedule:

     Suite 240 Commencement Date -
       September 25, 2000                     $42,276.00 ($3.90 per square foot)
     September 26, 2000 - September 25, 2001  $43,034.80 ($3.97 per square foot)
     September 26, 2001 - September 25, 2003  $44,118.80 ($4.07 per square foot)

5. Operating Expense pass-throughs for Suite 240 and 280 will be based on actual increases in building operating expenses over the Base Year 2000.

6. Lessee shall provide additional security deposit in the amount of $62,400.00 upon the execution of this Amendment.

7. Lessor to repaint and clean carpets. Any other improvements to the expansion premises shall be at Lessee's sole expense, and shall be subject to Lessor's prior written approval as provided in the Lease. Lessor warrants that all building systems in Suites 240 and 280 are in good repair and operational.

8.   All other terms and conditions of the Lease shall remain unchanged.

LESSOR:                       LESSEE:

ASSET GROWTH PARTNERS, LTD.                  PHARSIGHT CORPORATION
A CALIFORNIA LIMITED PARTNERSHIP             A CALIFORNIA CORPORATION



BY:  REES PROPERTIES, INC.
     GENERAL PARTNER


    /s/ Thomas J. Rees                            /s/ Robin A. Kehoe
-----------------------------------          -----------------------------------
Thomas J. Rees                               By:  Robin A. Kehoe
President                                    Its: Chief Financial Officer

Date:  12/21/99                              Date:  12/23/99
     ----------------------------                 ------------------------------


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